                                                              Exhibit 99.10

               CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Selkirk Cogen  Partners,  L.P. for the quarter ended September 30, 2002, I, John
R. Cooper,  Senior Vice President,  Chief Financial Officer and Treasurer of JMC
Selkirk,  Inc., as Managing  General  Partner of Selkirk Cogen  Partners,  L.P.,
hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the
Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

          (1)  such  Quarterly  Report on  Form 10-Q  for the quarter ended
               September 30,  2002 fully complies with the  requirements of section  13(a) or 15(d) of the  Securities  Exchange Act of 1934;
               and

          (2)  the   information   contained   in  such   Quarterly   Report  on
               Form 10-Q   tor  the quarter  ended  September 30,
               2002 fairly  presents,  in fll material  respects,  the financial condition and results of  aperations  of Selkirk Cogen  Partners,
               L.P.

November 14, 2002                                       /s/ JOHN R. COOPER
                                                        -----------------
                                                        John R. Cooper
                                                        Senior Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer
                                                        JMC Selkirk, Inc.